                                                                     Rule 497(c)
                                                            File Nos. 333-119693
                                                                   and 811-21653

                             Subject to Completion.
                  Preliminary Prospectus [dated June 10, 2005.]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

_______ ___, 2005

DOMINI EUROPEAN SOCIAL EQUITY PORTFOLIO
CLASS A

                            Domini Social Investments
                             Investing For Good(SM)

As with all mutual funds, the Securities and Exchange Commission has not judged whether this fund is a good investment or whether the information in this prospectus is truthful and complete. Anyone who indicates otherwise is committing a crime.

TABLE OF CONTENTS

THE FUND AT A GLANCE
       Investment Objective................................................
       Primary Investment Strategies.......................................
       Primary Risks.......................................................
       Past Performance....................................................
       Fees and Expenses...................................................
MORE ABOUT THE FUND
       Socially Responsible Investing......................................
       Additional Investment Strategies, Risk, and Portfolio
       Holdings Information................................................
       Who Manages the Fund?...............................................
       The Fund's Distribution Plan........................................
SHAREHOLDER MANUAL.........................................................  A-1
        Information about buying, selling, and exchanging Investor shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.
FINANCIAL HIGHLIGHTS.......................................................  B-1
FOR ADDITIONAL INFORMATION                                            Back cover

                                     - 2 -

THE FUND AT A GLANCE

INVESTMENT OBJECTIVE
The Domini European Social Equity Portfolio's objective is to seek to provide its shareholders with long-term total return. The Fund seeks its objective by investing primarily in stocks of European companies that meet the Fund's social and environmental standards. The Fund pursues its investment objective by investing its assets in the Domini European Social Equity Trust (the "Trust"),
another registered mutual fund with the same investment objective and policies.
For more information, please refer to "More About the Fund - Additional
Investment Strategies, Risk and Portfolio Holdings Information."

PRIMARY INVESTMENT STRATEGIES
The Domini European Social Equity Portfolio (the Fund) invests in stocks of companies that meet a comprehensive set of social and environmental standards applied by Domini Social Investments LLC (Domini or the Manager). The Fund may
invest in companies of any capitalization but under normal market conditions will invest primarily in mid- to large- capitalization companies. There is no requirement that every security that pass Domini's social and environmental standards be owned by the Fund.

Subject to Domini's social and environmental standards, the Fund's submanager will seek to add value using a diversified quantitative stock selection approach, while managing risk through portfolio construction. The Fund's submanager will seek to invest in stocks it believes are undervalued by the market and whose technical and fundamental attributes are attractive. The Fund seeks to diversify its investments among developed and emerging market countries.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments of European companies. For purposes of this prospectus, European companies include (1)
companies organized or domiciled within a European country; (2) companies having at least 50% of their assets in, or deriving 50% or more of their revenues or profits from, a European country; (3) European governments or supranational organizations and agencies or underlying instrumentalities of European governments or supranational organizations; and (4) issuers whose economic fortunes and risks are otherwise linked with a European market (as determined by the Fund's submanager). While the Fund's submanager expects that most of the securities held by the Fund will be traded in European securities markets, some could be traded outside the region. The Fund will give you 60 days' prior notice if it changes this 80% policy.

The Fund seeks to hold the stocks of corporations that the Manager determines on balance contribute positively to the creation of a wealthy and healthy society.
Corporations can make such positive contributions not only through their innovations and efficiencies in providing products and services, but also through strong corporate governance and communications with their stockowners, investments in their employees, the adoption of business practices that preserve and enhance the environment, and sensitivity to labor and other human rights issues.

The Fund seeks to avoid securities and obligations of corporations that the
Manager determines derive significant revenues from the manufacture of tobacco products or alcoholic beverages, derive significant revenues from gambling enterprises, or have a significant direct ownership share in, operate, or design, nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

                                     - 3 -

The Manager reserves the right to alter these standards, or to add new standards at any time without shareholder approval. For additional information about the standards used for evaluating companies, please see "More about the Fund -
Socially Responsible Investing."

PRIMARY RISKS

o GENERAL. There can be no guarantee that the Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change is implemented. The Manager currently has no intention to change the Fund's investment objective.

o STOCK MARKET RISK. The Fund's total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

o FOREIGN INVESTING RISK. Investing in European securities may represent a greater degree of risk than investing in U.S. securities due to political, social, and economic developments abroad, such as political upheaval or financial troubles. Additionally, there is risk resulting from the differences between the regulations to which U.S. and European issuers and markets are subject, such as accounting, auditing, and financial reporting standards and practices, and the degree of government oversight and supervision. These factors can make foreign investments more volatile and potentially less liquid than U.S.
investments. In addition, foreign markets can perform differently from the U.S.
market.

o CURRENCY RISK. Fluctuations between the U.S. dollar and foreign currencies could negatively affect the value of the Fund's investments in the event of an unfavorable change in the currency exchange rates.

o COUNTRY RISK. Although the Fund expects to diversify its investments primarily among various European countries, it may hold a large number of securities in a single country. If the Fund concentrates its investments in a particular country, it assumes the risk that economic, political, and social conditions in that country will have a significant impact on Fund performance.

o GEOGRAPHIC CONCENTRATION RISK. The Fund will be largely invested in companies based in Europe. Market changes or other factors affecting the region, including political instability and unpredictable economic conditions, could have a significant impact on the Fund due to its regional concentration.

o MID- TO LARGE-CAPITALIZATION COMPANIES. Under normal market conditions, the
Fund will invest primarily in the stocks of mid- to large-capitalization companies based in Europe. Mid-cap and large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes and each other or the stock market overall. The performance of your investment will generally follow these market trends.

o EMERGING MARKETS RISK. The securities markets of Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.
Further, investment in equity securities of issuers located in emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The Fund may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but

                                     - 4 -

not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

o SOCIALLY RESPONSIBLE INVESTING. The Fund's portfolio is subject to multiple social and environmental standards. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so. If the Manager determines that a security held by the Fund no longer meets Domini's social and environmental standards, it will be removed from the Fund's portfolio within 90 days after such determination, under normal circumstances.

PAST PERFORMANCE

The Fund is newly created and does not yet have any operating history or performance information.

                                     - 5 -

FEES AND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold Class A Shares of the Fund.*

SHAREHOLDER FEES
(fees paid directly by you)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price):                               4.75%
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption proceeds):                          None**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions
   (as a percentage of amount reinvested):                            None
Redemption Fee+ (as a percentage of amount redeemed, if applicable):  2.00%***
Exchange Fee:                                                         None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund's assets)
Management Fees:                                                      0.75%
Distribution (12b-1) Fees:                                            0.25%
Other Expenses
     Administrative Services and Sponsorship Fee:                     0.50%
     Other Expenses****:                                              0.64%
Total Annual Fund Operating Expenses:                                 2.14%
Fee Waiver++:                                                         0.54%
NET EXPENSES:                                                         1.60%

--------------------------------------------------------------------------------

* The table and the following example reflect the aggregate expenses of the Fund and the Domini European Social Equity Trust, the underlying portfolio in which the Fund invests.

** You may buy shares in amounts of $1,000,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within one year of their purchase, you may be subject to a deferred sales charge of up to 1.00%
of the lesser of the cost of the shares at the date of purchase or the value of shares at the time of redemption. The Fund's distributor may pay up to 1.00% to a broker-dealer, financial intermediary, or financial institution for purchase amounts of $1,000,000 or more.

*** In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made less than 90 days after settlement of purchase or acquisition through exchange, with certain exceptions.

**** Other Expenses are estimated for the Fund's current fiscal year.

+ If you wish to receive your redemption proceeds by bank wire, there is a $10 wire service fee. For additional information, please refer to the Shareholder
Manual.

++ Until [____________] 2006, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the
Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, [_____]% of the average Fund's daily net assets, absent an earlier modification by the Board of Trustees, which oversees the Fund.

                                     - 6 -

EXAMPLE

The example below is intended to help you compare the cost of investing in the
Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year        3 Years        5 Years         10 Years
           $163*          $618          $1,100           $2,430

* For redemptions less than 90 days after settlement of purchase or acquisition through exchange, the cost of investing could be up to $____ higher due to the early redemption fee. For additional information, please refer to the
Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
QUICK GUIDE TO IMPORTANT INFORMATION

MINIMUM INITIAL INVESTMENT: $2,500 ($1,500 for IRAs and Automatic Investment
Plans) ($1,000 for UGMA/UTMA Accounts and Coverdell Education Savings Accounts)

INVESTMENT ADVISER: Domini Social Investments LLC

COMMENCEMENT OF OPERATIONS: _________, 2005

DIVIDENDS: Distributed semi-annually, usually in June and December

CAPITAL GAINS: Distributed annually, usually in December

CUSIP NUMBER:            [ ___ ]

SHAREHOLDER SERVICES: 1-800-498-1351
--------------------------------------------------------------------------------

MORE ABOUT THE FUND

SOCIALLY RESPONSIBLE INVESTING

In addition to traditional financial considerations, socially responsible investors factor social and environmental standards into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that have enlightened management able to serve the challenges of long-term broad-based wealth creation in society. In the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to create a more sustainable world.

Typically, socially responsible investors seek to invest in corporations and other issuers with positive qualities, such as a responsible environmental record or strong employee relations. They seek to avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society or the natural environment.

                                     - 7 -

At Domini, in addition to applying social and environmental standards to all of our investments, we work with companies to improve their social and environmental performance through dialogue with corporations on these issues when appropriate. In addition, we vote company proxies in a manner consistent with our social and environmental standards.

THE SOCIAL AND ENVIRONMENTAL STANDARDS APPLIED TO THE FUND

The Domini European Social Equity Portfolio provides shareholders with exposure to a core portfolio of companies based in Europe selected according to a balancing of multiple social and environmental standards. The Manager focuses on the concept of long-term, broad-based, societal wealth creation as a primary theme driving its assessment of corporations. In order to judge the suitability of a company for investment by the Fund, the Manager evaluates the overall potential of the company to create broad-based societal wealth, balancing positive and negative factors as they relate to the company's core business and the vision and strategy of management on social and environmental issues. The companies that the meet the social and environmental standards of the Manager must then meet financial performance criteria of the submanager.

Although European companies, investors, and other stakeholders share many of the social and environmental concerns that arise in the United States, differences exist between U.S. and European companies and between U.S. and European stakeholders. An international socially responsible mutual fund is best managed with an understanding and respect for these cultural and regulatory differences.
The Manager will work to appropriately reflect European social and environmental concerns, while continuing to address the concerns of U.S. investors.

The Fund applies multiple social and environmental standards to all of its investments. In addition, the Fund seeks to use its position as a shareholder to raise issues of social and environmental performance with corporate management.

The Fund seeks to avoid securities and obligations of corporations that derive significant revenues from the manufacture of tobacco products or alcoholic beverages, derive significant revenues from gambling enterprises, or have a significant direct ownership share in, operate or design, nuclear power plants.
The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

Once a company has passed the set of exclusionary standards described above, it is subject to a range of qualitative factors designed to measure the quality of its relations with its various stakeholders, including employees, consumers, communities, and the natural environment.

Domini considers the following factors when evaluating companies for possible investment and may exclude companies based on poor performance in these areas:

o      CORPORATE GOVERNANCE

o      COMMUNITY AND CORPORATE CITIZENSHIP

o      EMPLOYEE RELATIONS AND DIVERSITY

o      ENVIRONMENT AND SUSTAINABILITY

o      LABOR AND OTHER HUMAN RIGHTS

                                     - 8 -

o      PRODUCT AND CONSUMER ISSUES

The social and environmental standards used to select the Fund's investments are designed to reflect many of those widely used by socially responsible investors in the U.S. and Europe. However, you may find that some companies in which the
Fund invests do not reflect your social or environmental standards. You may wish to review a list of the companies in the Fund's portfolio to decide if they meet your personal standards. To obtain portfolio holdings information, please refer to "Additional Investment Strategies, Risk, and Portfolio Holdings Information."

No company is a perfect model of social or environmental responsibility. Each year, the Fund will seek to use its voice as a shareholder to raise issues of social and environmental performance with corporate management. Various barriers, including regulatory, geographic, and language barriers, may impair the Fund's ability to use its influence effectively.

Domini may, at its discretion, choose to apply additional standards, or to modify the application of the standards listed above, to the Fund, at any time, without shareholder approval. This will impact investments held by the Fund, and may cause certain companies or industries to be dropped from or added to the
Fund's portfolio. In addition, Domini reserves the right to vary the application of these standards to the Fund, depending, for example, on such factors as asset class, market capitalization, investment style, access to quality data on an issuer's social or environmental performance, and cultural factors that may vary by region or country.

ADDITIONAL INVESTMENT STRATEGIES, RISK, AND PORTFOLIO HOLDINGS INFORMATION

TEMPORARY INVESTMENTS

The Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect the Fund's performance. You should note, however, that the Fund may decide not to use a different investment strategy for defensive purposes -- even in the event of deteriorating market conditions.

CASH RESERVES

Although the Fund seeks to be fully invested at all times, it keeps a small percentage of its assets in cash or cash equivalents. These reserves provide the
Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities bankers' acceptances, commercial paper, certificates of deposit, bank deposits, repurchase agreements, or certificates of deposit at banks or other financial institutions focused on sustainability or community investing. The issuers of these securities must satisfy the Fund's social standards as applied by the Manager.

                                     - 9 -

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although it is not a principal investment strategy, the Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities
(such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to the Fund's primary strategy, permit the Fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the Fund's portfolio investments. Hedging techniques may not always be available to the Fund, and it may not always be feasible for the Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the submanager expected. As a result, the use of these techniques may result in losses to the
Fund or increase volatility in the Fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the
Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

INVESTMENT STRUCTURE

The Fund invests its assets in another registered investment company that has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. The Fund may withdraw its investment from its underlying portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interest of the Fund's shareholders to do so.
The Board of Trustees would then consider what action might be taken, including investing all of the Fund's assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring an investment advisor to manage the Fund's assets. There is currently no intention to change the Fund's investment structure. References to the Fund in this prospectus include its underlying portfolio, unless the context requires otherwise.

TURNOVER RATE

The annual portfolio turnover rate for the Domini European Social Equity Trust, in which the Domini European Social Equity Portfolio invests, is expected to be within a range of 70 - 110%.

                                     - 10 -

The sale of securities may produce capital gains, which when distributed are taxable to the Fund's shareholders. Active trading may result in increased transaction costs.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information and at www.domini.com. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (January 31, April 30, July 31, and October 31) in the Annual Report and Semi-Annual Report to Fund shareholders and in the
Quarterly Report on Form N-Q. The Annual and Semi-Annual Reports will be available by mail from Domini. To obtain copies of Annual and Semi-Annual
Reports, free of charge (when available), call 1-800-498-1351. Each Annual,
Semi-Annual and Quarterly Report will also be available online at www.domini.com and on the EDGAR database on the SEC's website, www.sec.gov. The Fund is newly created and has not yet issued any Annual, Semi-Annual, or Quarterly Reports.

In addition, Domini's website contains information about the Fund's portfolio holdings, including, as applicable, the security description, the ticker symbol, the security identification number, price per share, par value, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and
December 31). This information is provided on the website with a lag of at least
30 days and will be available until updated for the next calendar quarter. To find this information, please visit www.domini.com, click on "Domini Funds" at the top of the page, and select the Fund to retrieve its portfolio holdings information.

ADDITIONAL INFORMATION

The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Fund's investment strategies and risks, the Fund's
Statement of Additional Information is available, free of charge, from Domini, or online at www.domini.com.

                                     - 11 -

WHO MANAGES THE FUND?

INVESTMENT MANAGER

Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th floor,
New York, NY 10012, has been managing money since November 1997. As of June 30,
2005, Domini has more than $1.5 billion in assets for investors who are working to create positive change in society by using social and environmental standards in their investment decisions. Domini provides the Fund with research, investment supervisory services, overall operational support, and administrative services to the Fund. Domini sets the social and environmental standards for the
Fund and determines which stocks meet these standards.

The investment research team at Domini is comprised of Steven Lydenberg, Jeff
MacDonagh, and Kimberly Gladman.

Steven Lydenberg, CFA, is chief investment officer of Domini Social Investments and vice president of the Domini Funds. He has been active in social research since 1975. Mr. Lydenberg was a founder of KLD Research & Analytics, Inc., served as its research director from 1990 to 2001, and served on KLD's Domini
400 Social Index(SM) Committee from 2001 through March 31, 2005. From 1987 to
1989, he was an associate with Franklin Research and Development Corporation
(now known as Trillium Asset Management). For 12 years he worked with the
Council on Economic Priorities, ultimately as director of corporate accountability research. Mr. Lydenberg holds a B.A. in English from Columbia
College and an M.F.A. in theater arts from Cornell University, and holds the
Chartered Financial Analyst designation.

Jeff MacDonagh, CFA, is the senior research analyst responsible for the application of the Fund's social and environmental standards. Mr. MacDonagh was an Assistant Portfolio Manager at Loring, Wolcott & Coolidge Fiduciary Advisors
from 2003 through June 2005. His responsibilities included portfolio management, screening for social investments, proxy voting, and community development investing. From 2000 to 2003, he was a social investment researcher at KLD
Research & Analytics, Inc. Mr. MacDonagh graduated from University of Wisconsin
- Madison with degrees in Mathematics, Physics, and Philosophy, and holds
Master's degrees in Technology Policy and Environmental Planning from MIT, and the Chartered Financial Analyst designation.

Kimberly Gladman, Ph.D. is the associate research analyst responsible for the application of the Fund's social and environmental standards. Dr. Gladman previously worked in Domini's Shareholder Advocacy department, where she engaged companies on a range of social and environmental issues through shareholder resolution filings and direct dialogue. Before joining Domini in 2001, she had an academic career, focused on interdisciplinary teaching and research. She holds degrees in Literature from Yale and NYU.

INVESTMENT SUBMANAGER

Wellington Management Company, LLP (Wellington or the Submanager), with its main offices at 75 State Street, Boston, MA 02109, provides investment submanagement services to the Fund pursuant to a Submanagement Agreement with Domini.
Wellington had approximately $[ ] billion in assets under management as of June
30, 2005, including $[ ] billion in assets for which Wellington acts as a submanager. Wellington and its affiliated companies managed over $[ ] billion in socially responsible assets as of June 30, 2005.

                                     - 12 -

The Submanager buys and sells stocks that Domini determines meet the Fund's social and environmental standards using a quantitative stock selection approach within a risk-managed portfolio construction framework. The quantitative stock selection approach incorporates a diverse set of strategies based on fundamental and technical inputs. The models incorporate value and momentum as primary investment themes.

Sylvia S. Han, CFA, is the portfolio manager responsible for the management of the Fund. Doris T. Dwyer provides portfolio management and securities analysis services to the Fund. Ms. Han joined Wellington Management as an investment professional in 1990. Ms. Dwyer joined Wellington Management as an investment professional in 1998. The Statement of Additional Information contains additional information about the compensation of these investment professionals, other accounts managed by these investment professionals, and their ownership of the securities of the Fund.

For the services Domini and the Submanager provide to the Fund during the fiscal year ended July 31, 2006, it is estimated that they will receive a total of
0.71% of the average daily net assets of the Fund, after waivers.

THE FUND'S DISTRIBUTION PLAN

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of the Fund's shares. The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay distribution and service fees. These fees may equal up to
0.25% of the average daily net assets of the Fund's Class A Shares. Because distribution and service fees are paid out of the assets of the Fund on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

These fees may be used to make payments to the Fund's distributor and to broker-dealers, financial intermediaries, financial institutions, or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing, or other promotional activity, and for providing personal service or the maintenance of shareholder accounts.

The Fund's distributor and/or its affiliates may also make payments for shareholder servicing activities out of their past profits and other available sources. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements. These payments may be referred to as "revenue sharing payments." The recipients of such payments may include the Fund's distributor and other affiliates of the Manager, broker-dealers, financial institutions, and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial advisor for details about the revenue sharing payments it may receive.

For more information about the Fund's distribution plan, see the expense tables in "The Fund at a Glance" section of this prospectus and in the Statement of
Additional Information.

                                     - 13 -

SHAREHOLDER MANUAL

This section provides you with information about how sales charges are calculated, buying, selling, and exchanging shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the
Fund.

TABLE OF CONTENTS

How to Open an Account.....................................................
       Types of Accounts...................................................
How Sales Charges Are Calculated...........................................
      Reducing Your Sales Charges..........................................
      Waivers of Deferred Sales Charges....................................
      Reinstatement Privilege..............................................
      More About Deferred Sales Charges....................................
   Buying, Selling, and Exchanging Shares..................................
   Automatic Transaction Plans.............................................
   Additional Information on Selling Shares................................
   How the Price of Your Shares Is Determined..............................
       How can I find out the NAV of my shares?............................
       How do you determine what price I will get when I buy shares?.......
       How do you determine what price I will get when I sell shares?......
       How is the value of securities held by the Fund determined?.........
   Fund Statements and Reports.............................................
   Dividends and Capital Gains.............................................
   Taxes...................................................................
   Anti-Money Laundering...................................................
   Rights Reserved by the Fund.............................................

You may buy shares of the Fund from:

o    A broker-dealer, financial intermediary, or financial institution that has entered into an agreement with the Fund's distributor (each called a
     Service Organization)

o    The Fund, but only if you are investing through certain qualified plans or
     Service Organizations

Please call your Service Organization or, if you do not have a brokerage account with a Service Organization, call our Fund Services department toll-free at
1-800-498-1351, for more information on the following:

o      Investing in the Fund

o      Your account

o      The daily share price of your shares

o      Socially responsible investing

Fund Services representatives are available to take your call business days, 9 am - 5 pm, Eastern Time.

You may review account information, and obtain the share price for your shares
24 hours a day, 7 days a week, by using our automated telephone system.

                                    - A-1 -

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME,
ADDRESS, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO
ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS.

-------------------------------------------------------------------------------

QUICK REFERENCE - DOMINI EUROPEAN SOCIAL EQUITY PORTFOLIO

ACCOUNT STATEMENTS are mailed quarterly.

TRADE CONFIRMATIONS are sent after purchases (except Automatic Investment Plan purchases) and redemptions.

ANNUAL AND SEMI-ANNUAL REPORTS are mailed in late September and March, respectively, and are available online at www.domini.com.

-------------------------------------------------------------------------------

                                    - A-2 -

                               Shareholder Manual

 HOW TO OPEN AN ACCOUNT

1. Read this prospectus (and please keep it for future reference).

2. Review "Types of Accounts" and decide which type is appropriate for you.

3. Decide how much you want to invest.

     The  minimum initial investment in the Fund is:

     o    $2,500 for regular accounts ($1,500 if using our Automatic Investment
          Plan)

     o    $1,500 for Retirement Accounts (our Automatic Investment Plan is also available for Retirement Accounts)

     o    $1,000 for UGMA/UTMA Accounts (our Automatic Investment Plan is also available for UGMA/UTMA Accounts)

     o    $1,000 for Coverdell Education Savings Accounts (our Automatic
          Investment Plan is also available for Coverdell Education Savings
          Accounts)

     The minimum to buy additional shares of the Fund is:

     o    $50 for accounts using our Automatic Investment Plan

     o    $100 for all other accounts

4. Contact your Service Organization.

WHAT IS "GOOD ORDER"?

Purchase, exchange, and sale requests must be in "good order" to be accepted by the Fund. To be in "good order" a request must include:

o    The Fund name

o    The account number

o    The funds for the purchase by check or by wire or the amount of the transaction (in dollars or shares) for the exchange or sale

o    Name, address, and other information that will allow us to identify you

o    The signatures of all owners exactly as registered on the account (for redemption or exchange requests by mail)

o    A Medallion Signature Guarantee, if required (see "Additional Information on Selling Shares" below)

o    Any supporting legal documentation that may be required

                                    - A-3 -

                               Shareholder Manual

TYPES OF ACCOUNTS

You may invest in the Fund through the following types of accounts:

--------------------------------------------------------------------------------
INDIVIDUAL AND JOINT ACCOUNTS    Invest as an individual or with one or more
(NONRETIREMENT)                  people. If you are opening a joint account,
                                 joint tenancy with rights of survivorship will
                                 be assumed unless other ownership is noted on
                                 your Account Application. You may also open an
                                 account to invest assets held in an existing
                                 personal trust.
--------------------------------------------------------------------------------
INDIVIDUAL RETIREMENT ACCOUNTS   You may open an account to fund a traditional
IRA                              or a Roth IRA. (IRAS) There is a $10 annual
                                 maintenance fee per shareholder.
--------------------------------------------------------------------------------
UNIFORM GIFTS/TRANSFERS TO       These accounts are maintained by a custodian
MINORS ACT (UGMA/UTMA)           you choose (which may be you) on behalf of a
ACCOUNTS                         minor. They provide a simple method for giving
                                 irrevocable gifts to children without having to
                                 establish a formal trust.
--------------------------------------------------------------------------------
COVERDELL EDUCATION SAVINGS      These accounts may be established on behalf of
ACCOUNTS (FORMERLY EDUCATION     any child with a Social Security number and are
IRAS)                            used to save for higher education expenses.
                                 There is a $10 annual maintenance fee per
                                 shareholder.
--------------------------------------------------------------------------------
EMPLOYER-SPONSORED RETIREMENT    If offered by your employer, you may be able to
PLANS                            open an account as part of an employer-
                                 sponsored retirement plan, such as a 401(k)
                                 plan, 403(b) plan, SEP-IRA, or SIMPLE IRA.
--------------------------------------------------------------------------------
FOR AN ORGANIZATION              You may open an account for a trust,
                                 corporation, partnership, endowment,
                                 foundation, or other entity.
--------------------------------------------------------------------------------

You may request the application you need for the account type you have selected by contacting your Service Organization.

Automatic transaction plans are available for all account types. Please see
"Buying, Selling, and Exchanging Shares" for more information.

HOW SALES CHARGES ARE CALCULATED

o    You buy shares of the Fund at the offering price, which is the net asset value per share plus a front-end sales charge of up to 4.75%.

o    You pay a lower sales charge as the size of your investment increases to certain levels (called breakpoints).

o    You do not pay a sales charge on the Fund's dividends or distributions that you reinvest in Fund shares.

o    The Fund's shares are subject to an annual distribution (12b-1) fee up to
     0.25% of the Fund's average daily net assets.

The table below shows the rate of sales charge you pay, depending on the amount of shares you purchase. As provided in the table, the percentage sales charge declines based upon the dollar value of shares you purchase. The Fund offers additional ways to reduce your sales charges as provided under "Reducing Your
Sales Charges" below.

                                    - A-4 -

                               Shareholder Manual

                                                      FRONT-END SALES CHARGE*

                                                                  PERCENTAGE OF
                                                  PERCENTAGE OF     NET AMOUNT
 AMOUNT OF PURCHASE                               OFFERING PRICE     INVESTED
 Less than $50,000..............................      4.75%           4.99%
 $50,000 but less than $100,000.................      3.75%           3.90%
 $100,000 but less than $250,000................      2.75%           2.83%
 $250,000 but less than $500,000................      1.75%           1.78%
 $500,000 but less than $1 million..............      1.00%           1.01%
 $1 million and over **.........................      None             None

----------------
*    Shares may be available to retirement plans without an initial sales charge where such plan's record keeper offers only load-waived shares and the shares are held on the books for the Fund through an omnibus account.
     Initial sales charges may also be waived upon direct rollovers by plan participants of distributions from certain 401(k) plans. Subsequent investments may, however, be subject to the applicable sales charge.

**   You pay no initial sales charge when you invest $1 million or more in the
     Fund's shares. However, you may be subject to a contingent deferred sales charge of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption if you redeem within one year of purchase. The Fund's distributor may pay up to
     1.00% to a Service Organization for purchase amounts of $1 million or more.
     In such cases, starting in the 13th month after purchase, the Service
     Organization will also receive the annual distribution fee of up to 0.25%
     of the average daily net assets of the Fund held by its clients. Prior to the 13th month, the Fund's distributor will retain the service fee. Where the Service Organization does not receive the payment of up to 1.00% from the Fund's distributor, the Service Organization will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Organization may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Organization for more information.

Your Service Organization receives a percentage of these sales charges as compensation for the services it provides to you. Your Service Organization may also receive the annual distribution fee payable on Fund shares at an annual rate of up to 0.25% of the average daily net assets represented by the Fund shares it services.

The Manager advises or sponsors other mutual funds that have differing sales charges and fees based on whether investors use the services of Service
Organizations. One of these funds, the Domini European Social Equity Fund, has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. Investors in the Domini European Social
Equity Fund do not pay a front-end sales charge. It may not be available through your Service Organization.

Please contact your Service Organization for more information about sales charges. Additional information about sales charges is also included in the
Fund's Statement of Additional Information.

REDUCING YOUR SALES CHARGES

There are several ways you can combine multiple purchases of Fund shares to take advantage of the breakpoints in the sales charge schedule.

o RIGHT OF ACCUMULATION. The right of accumulation lets you add the value of any
Fund shares you already own and for which a sales charge was paid to the amount of your next purchase for purposes of calculating the initial sales charge.

o LETTER OF INTENT. A letter of intent lets you purchase Fund shares over a
13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 in the

                                    - A-5 -

                               Shareholder Manual

Fund's shares during the next 13 months. The calculation of this amount would include your current holdings of all Fund shares, as well as any reinvestment of dividends and capital gains distributions. When you sign this letter, the Fund agrees to charge you the reduced sales charges listed above. Completing a letter of intent does not obligate you to purchase additional shares. However, if you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

o GROUP INVESTMENT PROGRAM. Family groups may be treated as a single purchaser under the right of accumulation privilege. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members.

In order to take advantage of any reduction in sales charges that may be available to you, you must inform your Service Organization. In order to obtain sales charge reductions, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required to take advantage of a reduction in sales charges may not be maintained by the Fund, its transfer agent, or your
Service Organization.

WAIVERS OF DEFERRED SALES CHARGES

The deferred sales charge that may be charged on investments in excess of $1 million that are sold within one year of the last day of the month of purchase will be waived in the case of:

o    Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (1)
     registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self-employed retirement plan, IRA, or 403(b)
     Custodial Account, provided, in any case, that the sale is requested within one year of your death or initial determination of disability.

o    Sales in connection with the following retirement plan "distributions": (1)
     lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee"
     of a "top heavy" plan, following attainment of age 59 1/2); (2)
     distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (3) a tax-free return of an excess IRA contribution (a
     "distribution" does not include a direct transfer of IRA, 403(b) Custodial
     Account, or retirement plan assets to a successor custodian or trustee).
     The charge also may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in the Fund. In such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, deferred sales charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

o    Sales of shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined below under "Systematic Withdrawal Plan."

                                    - A-6 -

                               Shareholder Manual

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a deferred sales charge waiver, please contact your Service Organization. In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. T he records required for a deferred sales charge waiver may not be maintained by the Fund, its transfer agent, or your Service Organization.

REINSTATEMENT PRIVILEGE

If you sell shares of the Fund, you may reinvest some or all of the proceeds in the Fund within 120 days without a sales charge, as long as the Fund's distributor or your Service Organization is notified before you reinvest. If you paid a deferred sales charge when you sold shares and you reinvest in the Fund within 120 days of such sale, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on the purchase of Fund shares, if you notify your Service Organization. All accounts involved must have the same registration.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a deferred sales charge on:

o    Shares representing reinvested distributions and dividends

o    Shares held longer than 1 year from the last day of the month of purchase

o    Shares exchanged for shares of any other Domini Advisor Fund

Each time you have a request to redeem shares, the Fund will first redeem any shares in your account that have been held the longest.

The Fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Organization.

                                    * * * * *

For more information about sales charges, you may visit the Fund's website at
www.domini.com, consult your Service Organization, or refer to the Fund's
Statement of Additional Information.

                                    - A-7 -

BUYING, SELLING, AND EXCHANGING SHARES

The following chart describes all the ways you can buy, sell, and exchange Class
A shares of the Fund. If you need any additional information or assistance, please contact your Service Organization or call 1-800-498-1351.

               METHOD                               INSTRUCTIONS
---------------------------------- ---------------------------------------------
THROUGH A SERVICE                  Domini Social Equity Portfolio
ORGANIZATION OR BY MAIL(4)         P.O. Box 9785
                                   Providence, RI 02940-9785

Through a Service                  To buy shares:
Organization you may:
BUY                                o    For your initial investment, contact
SELL                                    your Service Organization to open a
EXCHANGE                                brokerage account and make
                                        arrangements to buy shares. Your
Certain investors may,                  Service Organization may charge an
by mail:                                annual account maintenance fee.
BUY
SELL                               o    Complete an Account Application and
EXCHANGE                                deliver it with your check to your
                                        Service Organization.

                                   o    Qualified retirement plans and certain
                                        other investors who are clients of
                                        certain Service Organizations may mail
                                        the completed Account Application and
                                        check directly to the Fund at the
                                        address above.

                                   o    For subsequent investments, fill out the
                                        investment slip included with trade
                                        confirmations or account statements, or
                                        send a note with your check indicating
                                        the Fund name, the account number, and
                                        the dollar amount. Deliver the check and
                                        your investment slip or note to your
                                        Service Organization or, if you are a
                                        qualified retirement plan or an investor
                                        who is eligible to buy shares directly
                                        from the Fund, mail them directly to the
                                        Fund.

                                   o    Your check must be made payable to
                                        "Domini Funds." Always include your
                                        account number on your check. Note: For
                                        our mutual protection, the Fund cannot
                                        accept cashier's checks, money orders,
                                        checks made payable to third parties,
                                        starter checks, or travelers checks.

                                   o    Please note that if you purchase shares
                                        by check and you sell those shares soon
                                        after that purchase, your redemption
                                        proceeds will not be sent to you until
                                        your check clears, which may take up to
                                        8 business days after purchase.

                                    - A-8 -

               METHOD                               INSTRUCTIONS
---------------------------------- ---------------------------------------------
THROUGH A SERVICE ORGANIZATION     To sell shares:
OR  BY MAIL(4)
(Continued)                        o    Contact your Service Organization to
                                        sell shares of the Fund. Your Service
                                        Organization may charge you a fee for
                                        executing your order. The amount and
                                        applicability of such fee is
                                        determined and disclosed by your
                                        Service Organization.

                                   o    For accounts held directly at the Fund,
                                        send written requests to sell shares to
                                        the Fund at the address above.

                                   o    If you have a brokerage account with a
                                        Service Organization, your redemption
                                        proceeds will be placed in your account
                                        and not reinvested without your specific
                                        instruction. In other cases, unless you
                                        direct otherwise, your redemption
                                        proceeds will be paid by check and
                                        mailed to your address of record.

                                        You must include the following
                                        information or your redemption request
                                        may be returned:

                                   o    The Fund name

                                   o    The Fund account number

                                   o    The dollar amount or number of shares

                                   o    The signatures of all authorized signers
                                        exactly as they appear on the initial
                                        application

                                   o    A Medallion Signature Guarantee, if
                                        required (see "Additional Information on
                                        Selling Shares" below)

                                   To exchange shares:

                                   o    Contact your Service Organization to
                                        exchange your shares into shares of
                                        another Domini Advisor Fund.

                                   o    If you do not have a brokerage account
                                        with a Service Organization, send
                                        written exchange requests to the Fund at
                                        the address above.

                                   o    Please note that no other Domini Advisor
                                        Fund is currently being offered.

                                   You must include the following information or
                                   your exchange request may be returned:

                                   o    The Fund names

                                   o    The Fund account numbers

                                   o    The dollar amount or number of shares

                                   o    The signatures of all authorized signers
                                        exactly as they appear on the initial
                                        application
---------------------------------- ---------------------------------------------

                                    - A-9 -

               METHOD                               INSTRUCTIONS
---------------------------------- ---------------------------------------------
PHONE(1,2,3,4)                     If you do not have a brokerage account with a
Certain investors may,             Service Organization, you may be eligible to
by phone:                          sell or exchange shares by phone through the
SELL                               Fund. You must complete an authorization form
EXCHANGE                           to authorize telephone transfers.

                                   Automated:

                                   o If eligible, you may sell or exchange
                                     shares using our automated telephone
                                     account access system 24 hours a day by
                                     following these steps:

                                   o Dial 1-800-498-1351.

                                   o Select "1" for automated account access.

                                   o Select "1" again for account information.

                                   o Enter your account number followed by the
                                     pound sign (#).

                                   o Enter your Personal Identification Number
                                     (PIN).

                                   o Press "2" to process a transaction.

                                   o At any time you may press "8" to return
                                     to the previous menu or "9" to return to
                                     the main menu.

                                    - A-10 -

               METHOD                            INSTRUCTIONS
---------------------------------- ---------------------------------------------
PHONE(1,2,3,4)                     Fund Services:
(Continued)
                                   If eligible, you may sell or exchange shares
                                   by calling 1-800-498-1351, business days,
                                   9 am - 5 pm, Eastern Time, by following these
                                   steps:

                                   o Dial 1-800-498-1351.

                                   o Select "2" to speak with a Fund Services
                                     representative.

                                   Access to the automated telephone system may
                                   be limited during periods of peak demand,
                                   market volatility, system upgrades or
                                   maintenance, or for other reasons.
---------------------------------- ---------------------------------------------
BANK WIRE(4)                       If you do not have a brokerage account with a
Certain investors may, by          Service Organization, you may be eligible to
bank wire:                         have your redemption proceeds sent by wire to
                                   a bank account designated on your
Sell                               authorization form by requesting receipt of
                                   such proceeds by wire, in writing, or by
                                   speaking with a Fund Services representative
                                   at 1-800-498-1351.

                                   To establish wire redemption privileges on a
                                   new account, fill out the appropriate area on
                                   the Account Application and attach a voided
                                   check.

                                   If you would like to establish wire
                                   redemption privileges on an existing account,
                                   you must submit a written request that
                                   contains the following information:

                                   o Bank name and address

                                   o ABA/routing number

                                   o Account name and number

                                   o Account type (checking, money market, or
                                     savings)

                                   A Medallion Signature Guarantee must be
                                   included on the letter (see "Additional
                                   Information on Selling Shares" below). There
                                   is a $10 wire transfer fee (deducted directly
                                   from sale proceeds) and a $1,000 minimum wire
                                   amount. The wire transfer fee and the minimum
                                   wire amount may be waived for certain
                                   individuals and institutions at the Manager's
                                   discretion.
---------------------------------- ---------------------------------------------

(1)  First-time users will need to call 1-800-498-1351, business days, 9 am - 5 pm, Eastern Time, to obtain a PIN and to set up ACH (Automated Clearing
     House) privileges, which are necessary to use this service.

(2)  Neither the Fund nor its transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund if you wish to suspend telephone redemption privileges.

(3)  Certain investors may place ACH transactions through the automated telephone account access system. Your ACH transaction will be considered in good order on the date the payment for shares is received by the Fund if received by 4 pm. This may take up to 48 hours.

(4)  Redemptions or exchange of shares made less than 90 days after settlement of purchase or acquisition through exchange will be subject to a redemption fee equal to 2% of the amount redeemed or exchanged, subject to certain exceptions. The redemption fee will be deducted from your proceeds and returned to the Fund. If you acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. This fee ensures that portfolio trading costs are borne by investors making the transaction and not by shareholders remaining in the Fund. Please see
     "Market Timing and Redemption Fee" below for additional information.

You may exchange all or a portion of your Fund shares into shares of the same class of any other available Domini Advisor Fund. You may also deposit redemption proceeds into the Domini Money Market Account.(R)

                                    - A-11 -

--------------------------------------------------------------------------------
  DOMINI MONEY MARKET ACCOUNT(R)

  The Domini Money Market Account (DMMA) offered through ShoreBank is an
  FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check) and easy transfers by telephone to and from your Domini Fund account. A DMMA investment is subject to certain terms and conditions. Please call
  1-800-582-6757 or visit www.domini.com for more information. The rate of return for the DMMA will vary. The Domini Funds are not insured by the FDIC.
--------------------------------------------------------------------------------

For more information on transferring assets from another mutual fund family, please contact your Service Organization or call the Fund at 1-800-498-1351.

                                    - A-12 -

                               Shareholder Manual

AUTOMATIC TRANSACTION PLANS

Automatic transaction plans are available for your convenience to purchase or to sell shares at specified intervals without having to manually initiate each transaction.

AUTOMATIC INVESTMENT PLAN

You may authorize your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Fund, to have specified amounts automatically deducted from your bank account or Domini Money Market Account and invested in the Fund in monthly, quarterly, semi-annual, or annual intervals.
This service can be established for your account at any time. Your Service
Organization may charge you a fee to participate in an automatic investment plan. Call your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Fund at 1-800-498-1351, for more information.

This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Fund, there may be periodic delays in posting the funds to your account.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares of the Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment). Shares redeemed under the plan will not be subject to a redemption fee
(if applicable).

The amount of your investment in the Fund at any time you elect to participate in the Systematic Withdrawal Plan is referred to as your "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of the deferred sales charge may not exceed a maximum of 10% annually of your initial account balance.

The Fund reserves the right to change the terms and conditions of the Systematic
Withdrawal Plan.

Your Service Organization may charge you a fee to participate in the Systematic
Withdrawal Plan. Call your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Fund at 1-800-498-1351, for more information.

THE ADVANTAGE OF DOLLAR-COST AVERAGING

One thing is certain: Markets fluctuate. Even experienced investors often find it impossible to accurately time a market, and to "buy low and sell high."

Dollar-cost averaging is an investment strategy designed to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals
(monthly, quarterly, and so on) over a long period of time.

The advantage of dollar-cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses. Strictly adhering to a long-term dollar-cost averaging strategy, however, is a good way to avoid the mistake of investing all of your money when the market is high.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund's Automatic Investment Plan.

                                    - A-13 -

                               Shareholder Manual

ADDITIONAL INFORMATION ON SELLING SHARES

SIGNATURE GUARANTEES

You are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

o    Sales (redemptions) exceeding $100,000

o    Written sales requests, regardless of amount, made within 30 days following any changes in account registration

o    Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

The following types of institutions may participate in the Medallion Signature
Guarantee program:

o    Banks

o    Savings institutions

o    Credit unions

o    Broker-dealers

o    Other guarantors acceptable to the Fund and its transfer agent

The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Fund or its transfer agent may, at its option, request further documentation or waive certain documentation requirements prior to accepting requests for redemptions.

UNUSUAL CIRCUMSTANCES

The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

                                    - A-14 -

                               Shareholder Manual

The Fund may postpone payment of redemption proceeds under either of these circumstances:

o    During any period in which the New York Stock Exchange is closed or in which trading is restricted

o    If the SEC determines that an emergency exists

LARGE REDEMPTIONS

It is important that you call your Service Organization or the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all
Fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to 7 days -- if the amount to be redeemed will disrupt the Fund's operation or performance.

The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Manager.

MARKET TIMING AND REDEMPTION FEE

The Fund is a long-term investment. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs.
Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase the Fund's transaction costs, such as brokerage expenses. DO NOT INVEST
WITH THE FUND IF YOU ARE A MARKET TIMER.

The Board of Trustees has approved a redemption fee to discourage the Fund from being used as a vehicle for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 90 days. The redemption fee will be deducted from your redemption or exchange proceeds and returned to the Fund. If you acquired shares on different days, the "first in, first out"
(FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed or exchanged first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on:

o    Shares acquired as a result of reinvestment of dividends or distributions

o    Shares purchased, exchanged, or redeemed by means of a preapproved
     Automatic Investment Plan or Systematic Withdrawal Plan arrangement

o    Shares redeemed or exchanged by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee

o    Shares redeemed or exchanged through certain qualified retirement plans that do not have the systematic capability to process the redemption fee

                                    - A-15 -

o    Shares redeemed following the death of a shareholder

o    Shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums)

The Fund's Board of Trustees has also approved methods for the fair valuation of securities held in the Fund's portfolio in an effort to deter market timing activities. Please see "How the Price of Your Shares is Determined -- How is the
value of securities held by the Fund determined?" for more information.

In addition, the Fund's Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects a pattern of market timing, we reject the transaction, close the account, and/or suspend or terminate the broker if possible to prevent any future activity. The Fund does not maintain any arrangements to permit excessive trading or market timing activities.

Omnibus account arrangements permit financial intermediaries such as brokers and retirement plan administrators to aggregate their clients' transactions. In these circumstances, the Fund does not know the identity of the shareholders in the omnibus account and must rely on systems of the financial intermediary or retirement plan to charge the redemption fee. In addition, the Fund may not be able to review transactions of any particular investor if that investor holds
Fund shares through an omnibus account. The Fund encourages intermediaries that maintain omnibus accounts and retirement plan administrators to develop systems to impose mutual fund redemption fees and improve transparency. Because the Fund may not be able to detect all instances of market timing, particularly in omnibus accounts, there is no guarantee that the Fund will be able to deter or eliminate market timing or excessive trading of Fund shares.

        ---------------------------------------------------------------

               IMPORTANT: Once a redemption order is placed, the
               transaction CANNOT be cancelled by the shareholder.
        ---------------------------------------------------------------

                                    - A-16 -

                               Shareholder Manual

HOW THE PRICE OF YOUR SHARES IS DETERMINED

The price of your shares is based on the net asset value (NAV) per share of the
Fund, plus any applicable sales charge, next determined after receipt of your request in good order. The net asset value (NAV) of the Class A Shares of the
Fund is determined at the close of regular trading on the New York Stock
Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the liabilities
(debts) of the Class A Shares of the Fund from the value of their assets, and dividing the difference by the number of outstanding Class A Shares of the Fund.

----------------------------------------------------------------------------
     Net Asset Value (NAV) per share =  Total Assets - Total Liabilities
                                        --------------------------------
                                          Number of Shares Outstanding
----------------------------------------------------------------------------

To calculate the value of your investment, simply multiply the NAV per share by the number of shares of the Fund you own.

HOW CAN I FIND OUT THE NAV OF MY SHARES?

You may obtain the NAV for your shares 24 hours a day BY PHONE by calling
1-800-498-1351 from a touch-tone phone and accessing our automated telephone system.

QUARTERLY STATEMENTS: You will also receive this information quarterly, on your account statement.

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I BUY SHARES?

If your order is received by the Fund by 4 pm, Eastern Time, in good order, the price you will receive will be the NAV per share determined at the end of that day, plus the applicable sales charge. For current shareholders who place ACH transactions through the automated telephone account access system, please note that your ACH transaction will be considered in good order on the date the payment for shares is received by the Fund. This may take up to 48 hours.

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I SELL SHARES?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund in good order, minus any applicable redemption fee or sales charge. See "What Is 'Good Order'?" on page
[A-3] of this prospectus. Please note that redemption requests received after the share price has been calculated for the Fund, normally 4 pm, Eastern Time, will be processed at the share price that is calculated by the Fund on the next business day the Fund's share price is calculated.

The Fund will normally pay for the shares on the next day the New York Stock
Exchange is open for trading, but in any event within 7 days. Sales of shares made less than 90 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption

                                    - A-17 -

fee, with certain exceptions. (See "Additional Information on Selling Shares --
Market Timing and Redemption Fee" above for more information.) Sales of shares within one year of the last day of the month of purchase may be subject to a deferred sales charge. (See "How Sales Charges are Calculated" above for more information). If you purchased the shares you are selling by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. The Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

Access to the automated telephone system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

HOW IS THE VALUE OF SECURITIES HELD BY THE FUND DETERMINED?

The Fund typically uses market prices to value securities. However, when a market price is not available, or when the Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund's Board of Trustees. When the Fund uses fair value pricing, the Fund's value for a security may be different from quoted market values.

Because the Fund invests primarily in the stocks of companies based in Europe, it is expected that there may be circumstances in which the Fund will use fair value pricing -- for example, when significant events which may have an impact on the market price of securities occur after the local closing time of a
European exchange but prior to the time the Fund calculates its NAV.

Please note that the Fund holds securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Each short-term obligation (with a remaining maturity of less than 60 days) is valued at amortized cost, which constitutes fair value as determined by the
Board of Trustees.

FUND STATEMENTS AND REPORTS

HOUSEHOLDING

To keep the Fund's costs as low as possible, and to conserve paper usage, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify your Service Organization or our Shareholder Services department at
1-800-498-1351.

CONFIRMATION STATEMENTS

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to your Service
Organization or our Shareholder Services department at 1-800-498-1351.

                                    - A-18 -

FUND FINANCIAL REPORTS

The Fund's Annual Report is mailed in September, and the Fund's Semi-Annual
Report is mailed in March. These reports include information about the Fund's performance, as well as a complete listing of the Fund's holdings. You may choose to receive these reports by email rather than hard copy by contacting your Service Organization. The Fund's most recent reports will be available online at www.domini.com. The Fund is newly created and has not yet issued any
Annual or Semi-Annual Reports.

TAX STATEMENTS

Each year we will send you a statement reporting the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts as required by the IRS.
These are generally mailed in January.

DIVIDENDS AND CAPITAL GAINS

The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Fund semi-annually (usually in June and December). Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares.
Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. You do not pay a sales charge on reinvested dividends. In either case, dividends are normally taxable to you in the manner described below.

TAXES

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

TAXABILITY OF DIVIDENDS

Each year the Fund will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. You will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions designated by the
Fund as "qualified dividend income." Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

BUYING A DIVIDEND

Dividends paid by the Fund will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

                                    - A-19 -

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares held in a nonretirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

  ---------------------------------------------------------------------------

   IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide the Fund is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) taxes, at the rate of 28%, from certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.
  ---------------------------------------------------------------------------

ANTI-MONEY LAUNDERING

As part of our required anti-money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

RIGHTS RESERVED BY THE FUND

The Fund and its agents reserve the following rights:

o    To waive or change investment minimums

o    To refuse any purchase or exchange order

o    To stop selling shares at any time

o    To change, revoke, or suspend the exchange privilege

o    To suspend telephone transactions

o    To cancel any purchase or exchange order (including, but not limited to, orders that involve, in the Manager's opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

o    To implement additional policies designed to prevent excessive trading

o    To adopt policies requiring redemption of shares in certain circumstances

o    To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur

o    To otherwise modify the conditions of purchase and any services at any time

o    To act on instructions believed to be genuine

o    To notify shareholders and redeem accounts (other than retirement and
     Automatic Investment Plan accounts) with a value of less than $1,500

                                    - A-20 -

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.

                                    - A-21 -

FINANCIAL HIGHLIGHTS
The Fund is newly created and has not yet issued financial highlights.

Domini Social Investments,(R) Domini European Social Equity Portfolio, (SM)
Domini Money Market Account,(R) The Way You Invest Matters,(R) and domini.com(R)
are registered service marks of Domini Social Investments LLC.

FOR ADDITIONAL INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments will be available in the
Fund's Annual and Semi-Annual Reports to shareholders. These reports will include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year or the last six months, as applicable, as well as a complete listing of the Fund's holdings. They will be available by mail from Domini Social Investments, or online at www.domini.com. The Fund is newly created and has not yet issued any
Annual or Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of
Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments, or online at www.domini.com.

PROXY VOTING AND SOCIALLY RESPONSIBLE INVESTING

Visit www.domini.com for more complete information about Domini Social
Investments' proxy voting policies and procedures, and to learn more about socially responsible investing.

CONTACT YOUR SERVICE ORGANIZATION OR DOMINI

To make inquiries about the Fund or obtain copies of any of the above free of charge, call your Service Organization or Domini at 1-800-498-1351 or write to:

Domini Social Investments
P.O. Box 9785
Providence, RI 02940-9785

SECURITIES AND EXCHANGE COMMISSION

Information about the Fund (including the Statement of Additional Information)
is available on the EDGAR database on the SEC's website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference
Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC's
Public Reference Room in Washington, D.C. For more information about the Public
Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-21653